UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05549

Reynolds Funds, Inc.
 (Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Frederick L. Reynolds
Reynolds Capital Management, LLC
3565 South Las Vegas Blvd., #403
Las Vegas, NV 89109
 (Name and address of agent for service)

(415) 265-7167
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2015

Date of reporting period:  September 30, 2015

Item 1. Reports to Stockholders.

ANNUAL REPORT
September 30, 2015

REYNOLDS BLUE CHIP GROWTH FUND

Seeking Long-Term Capital Appreciation

A No-Load Mutual Fund

1-800-773-9665
www.reynoldsfunds.com

REYNOLDS BLUE CHIP GROWTH FUND

November 24, 2015
Dear Fellow Shareholders:

Reynolds Blue Chip Growth Fund’s 27th Anniversary

The Reynolds Blue Chip Growth Fund celebrated its 27th Anniversary this summer. It began operations on August 12, 1988.

Performance Highlights (September 30, 2015)

The performance of the Reynolds Blue Chip Growth Fund (the “Fund” or the “Blue Chip Fund”) was -2.77% in the nine months ended September 30, 2015. The performance of the Standard & Poor’s 500 Index was -5.24% in the nine months ended September 30, 2015.

The annualized average total returns of the Reynolds Blue Chip Growth Fund and S&P 500 Index for the 1-year, 5-year, and 10-year periods through September 30, 2015 were:
	Average Annual Total Returns
	1 Year	5 Year	10 Year
Reynolds Blue Chip Growth Fund	-1.00%	+10.45%	+10.48%
The Standard & Poor’s 500 Index(1)	-0.61%	+13.44%	+6.80%

(1)
The Standard & Poor’s 500 Index (“S&P”) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

___________

As stated in the Prospectus dated January 31, 2015 the expense ratio of the Fund is 1.59%.
____________

Web Site

Our website is reynoldsfunds.com. At our website you can access current information about your investment holdings. You must first request a personal identification number (PIN) by calling our shareholder service representatives at 1-800-773-9665. You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Reynolds Blue Chip Growth Fund net asset value. Additional information available (PIN not needed) includes quarterly updates of the returns of the Blue Chip Fund, top ten holdings, industry percentages, and news articles regarding the Fund. Detailed statistics and graphs of past performances from Morningstar are also available via a link on the Fund’s website.

Investment Strategy

We believe that stocks are currently selling at attractive valuations based on historical valuation measures. The Fund temporarily had a higher than normal cash position at the end of its fiscal year, due to concern regarding socio-economic and geopolitical events. One of these valuation measures is a company’s price earnings ratio (the “PE ratio”) relative to inflation, interest rates and the economic outlook. Another valuation measure is a company’s PE ratio relative to its forecasted earnings growth rate (the “PEG ratio”). Many stocks of high quality companies are currently selling at PE ratios and PEG ratios below their average historical ranges relative to inflation, interest rates and the economic outlook. We believe that they are attractively valued.

The U.S. Economy

The U.S. economic recovery that started in mid-2009 has continued so far in 2015. The U.S. economic recovery has been affected by a number of secular factors that are continuing to alter the pace and composition of growth. The U.S. economy in 2015 has been affected by greater prudence and less speculation in lending, low inflation and a higher savings rate. Although the U.S. economy is growing, it is growing at a lower than ideal rate. Currently, unemployment is around 5.0%. The Federal Reserve’s third round of economic stimulus, which involved purchasing open-ended mortgage-backed securities, has ended. This stimulus lowered longer term interest rates and added to economic growth. U.S. Gross Domestic Product (GDP) increased 2.4% in 2014, 1.5% in 2013 and 2.3% in 2012. GDP increased at an estimated inflation-adjusted annual rate of 1.5% in the quarter ended September 30, 2015. GDP is estimated to increase at an inflation-

adjusted annual rate of 2.2% in the quarter ended December 31, 2015. GDP is forecast to increase 2.4% for the year ended December 31, 2015 and to increase 2.4% for the year ended December 31, 2016. For 2015 and 2016, the outlook remains for slower than ideal growth, accompanied by somewhat higher than normal unemployment, low inflation, a strong public sector and a weaker private sector.

U.S. inflation numbers have been helped in the last few years by global competition and technology innovations that are helping to lower production and distribution costs.  Inflation, as measured by the Consumer Price Index, increased 1.6% in 2014, 1.5% in 2013 and 2.1% in 2012. U.S. inflation increased at a 0.1% rate in the third quarter of 2015. U.S. inflation is estimated to increase at a 0.5% rate in the quarter ending December 31, 2015. U.S. inflation is forecast to increase 0.2% for the year ended December 31, 2015 and to increase 1.8% for the year ended December 31, 2016.

There are some current and potential economic and investment negatives at the present time: (1) worldwide economic growth continues at a slower than ideal rate; (2) growth in Japan, Brazil and Russia has been weaker than many other areas; (3) the U.S. economy grew at a slower than expected rate in the third quarter partially due to a slowdown in inventory building, (4) new home sales and durable goods have recently been somewhat weaker than expected, (5) although continuing to improve, unemployment at 5.0% is still high; (6) mortgage rates are low, but mortgage credit is still somewhat tight; (7) the manufacturing sector remains mixed; (8) a widening disparity between higher and lower income levels; and (9) problems with the Middle East and other parts of the world.

Some current and potential economic and investment positives are: (1) monetary policy and financial conditions generally are very supportive of growth; (2) the U.S. economy has grown in the last twenty-four quarters and growth should continue in 2015; (3) the rise in residential property values and in stock market prices has added to net worth and households have strengthened their balance sheets; (4) consumer spending remains strong, (5) employment and payrolls are increasing with unemployment currently at 5.0%, the lowest in more than seven years; (6) although the Federal Reserve probably will be raising interest rates sometime in the next few months, interest rates will still be very low by historical standards; (7) gasoline prices are lower; (8) there has been an increase in the willingness of companies to commit capital as evidenced by the increase in merger and acquisition activity; (9) businesses have been able to use the credit markets to strengthen their balance sheets; (10) many companies are repurchasing their shares; (11) current valuations of stocks are below the midpoint of the historical average taking into consideration inflation and interest rates; (12) the U.S. economy currently has better fundamentals than the economies of most other industrialized countries; (13) China continues with stimulus for their economy; (14) many central banks worldwide continue with monetary stimulus to boost growth; and (15) worldwide economic growth does not appear to be strong enough to lead to a significant rise in global inflationary pressures.

The World Economy
The global economic recovery that started in mid-2009 is continuing in 2015, although at a low rate. The world economy is forecast to increase 2.9% in 2015 and to increase 3.1% in 2016 after increasing 2.7% in 2014, 3.0% in 2013 and 2.7% in 2012.

The Eurozone’s GDP is forecast to increase 1.5% in 2015 and 2.0% in 2016, after increasing 0.9% in 2014, decreasing -0.4% in 2013 and decreasing -0.5% in 2012.  The United Kingdom’s GDP is forecast to increase 2.4% in 2015 and 2.2% in 2016 after increasing 2.8% in 2014, 1.7% in 2013 and 0.3% in 2012.

Among larger industrialized economies, Canada’s GDP is forecast to increase 1.2% in 2015 and 2.0% in 2016 after increasing 2.5% in 2014, 2.0% in 2013 and 1.8% in 2012.  Japan’s GDP is forecast to increase 0.6% in 2015 and 0.9% in 2016 after decreasing -0.1% in 2014, increasing 1.5% in 2013 and increasing 1.9% in 2012. Korea’s GDP is forecast to increase 2.5% in 2015 and 3.0% in 2016 after increasing 3.3% in 2014, 3.0% in 2013 and 2.0% in 2012.

The biggest developing economies are many times referred to as the “BRIC” economy, which is short for Brazil, Russia, India, and China.

China currently has the second strongest growth among “developing economies.” It is also currently the world’s second fastest growing major economy. China’s population is approximately 18% of the world’s total population of approximately 7.3 billion.  In the second quarter of 2010, China overtook Japan and became the world’s second largest economy after the U.S. Many economists believe that China has a particularly good long-term outlook. Near term, however, there have been cross currents in China’s economic outlook and growth has been slowing, although economic growth is at a high rate. China’s GDP is forecast to increase 6.9% in 2015 and 6.3% in 2016 after increasing 7.4% in 2014, 7.1% in 2013 and 7.7% in 2012.

India’s population is approximately 17% of the world’s population. India currently has the fastest growth among “developing economies” and it currently is the world’s fastest growing major economy. India’s GDP is forecast to increase 7.3% in 2015 and 7.3% in 2016 after increasing 6.9% in 2014, 4.6% in 2013 and 5.0% in 2012.

Brazil is Latin America’s biggest economy. GDP is forecast to decrease -2.3% in 2015 and -1.0% in 2016 after increasing 0.1% in 2014, 2.3% in 2013 and 0.9% in 2012.  Russia’s GDP is forecast to decrease -3.7% in 2015 and increase 0.0% in 2016 after increasing 0.7% in 2014, 1.0% in 2013 and 3.4% in 2012.

Opportunistic Investing in Companies of Various Sizes and Diversified Among Various Industries
The Reynolds Blue Chip Growth Fund usually invests in companies of various sizes as classified by their market capitalizations. A company’s market capitalization is calculated by taking the number of shares the company has outstanding multiplied by its current market price. Other considerations in selecting companies for the Fund include revenue growth rates, product innovations, financial strength, management’s knowledge and experience, plus the overall economic and geopolitical environments and interest rates. The Fund’s investments are diversified among various industries.

The long-term strategy of the Reynolds Blue Chip Growth Fund is to emphasize investment in worldwide “blue chip” growth companies. These companies are defined as companies with a minimum market capitalization of U.S. $1 billion. In the long-term, these companies build value as their earnings grow. This growth in value should ultimately be recognized in higher stock prices for these companies.

Industry Sectors(1) as of September 30, 2015

(1)  The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC. GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Low Long-Term Interest Rates by Historical Standards are a Significant Positive for Stock Valuations

Long-term interest rates remain near historically low levels. Low long-term interest rates usually result in higher stock valuations for many reasons including:

(1)	Long-term borrowing costs of corporations are lower resulting in higher business confidence and profits.
(2)	Long-term borrowing costs of individuals are lower which increases consumer confidence and spending.
(3)	A company’s stock is usually valued by placing a present value on that company’s future stream of earnings and dividends. The present value is higher when interest and inflation rates are low.

Linked Money Market Fund
The First American Treasury Obligations Fund is a money market fund offered by an affiliate of our transfer agent, U.S. Bancorp Fund Services, LLC. The First American Treasury Obligations Fund is offered as a money market alternative to our shareholders. The First American Treasury Obligations Fund offers many free shareholder conveniences including automatic investment and withdrawal plans and check writing access to your funds and is linked to your holdings in the Reynolds Blue Chip Growth Fund.  The First American Treasury Obligations Fund is also included on your quarterly statements.

Information about the Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund Reynoldsfunds.com website:  You can access current information about your investment holdings via our website, reynoldsfunds.com. You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Reynolds Blue Chip Growth Fund net asset value. Additional information available (PIN not needed) includes quarterly updates of the returns of the Blue Chip Fund, top ten holdings, industry percentages, and news articles regarding the Fund. Detailed statistics and graphs of past performances from Morningstar are also available via a link on the Fund’s website.

For automatic current daily net asset values:  Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours a day, seven days a week and press “any key” then “1”. The updated current net asset value for the Blue Chip Fund is usually available each business day after 5 P.M. (PST).

For the Reynolds Blue Chip Growth Fund shareholders to automatically access their current account information: Call 1-800-773-9665 (twenty-four hours a day, seven days a week), press “any key” then “2” and enter your 16 digit account number which appears at the top right of your statement.

To speak to a Fund representative regarding the current daily net asset value, current account information and any other questions:  Call 1-800-773-9665 and press “0” from 6 A.M. to 5 P.M. (PST).

Shareholder statement frequency:  Consolidated statements summarizing the Blue Chip Fund and First American Treasury Obligations Fund accounts held by a shareholder are sent quarterly. In addition, individual Blue Chip Fund statements are sent whenever a transaction occurs. These transactions are: (1) statements are sent for the Blue Chip Fund or First American Treasury Obligations Fund when a shareholder purchases or redeems shares; (2) Blue Chip Fund statements are sent if, and when, any ordinary income or capital gains are distributed.

Tax reporting:  Individual 1099 forms, which summarize any dividend income and any long- or short-term capital gains, are sent annually to shareholders each January. The percentage of income earned from various government securities, if any, for the Blue Chip Fund and the First American Treasury Obligations Fund are also reported in January.

Minimum investment:  $1,000 for regular and retirement accounts ($100 for additional investments for all accounts – except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

Retirement plans:  All types are offered including Traditional IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA Plan, and SEP IRA.

Automatic Investment Plan:  There is no charge to automatically debit your checking account to invest in the Blue Chip Fund or the First American Treasury Obligations Fund ($50 minimum for either of these Funds) at periodic intervals to make automatic purchases in either of these Funds.  This is useful for dollar cost averaging for the Blue Chip Fund.

Systematic Withdrawal Plan:  For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in the Blue Chip Fund or the First American Treasury Obligations Fund as often as monthly and send a check to you or transfer funds to your bank account.

Free Check Writing:  Free check writing ($100 minimum) is offered for accounts invested in the First American Treasury Obligations Fund.

Exchanges or regular redemptions between the Blue Chip Fund and the First American Treasury Obligations Fund:  As often as desired – no charge.

NASDAQ symbols:  Reynolds Blue Chip Growth Fund – RBCGX and First American Treasury Obligations Fund – FATXX.

Portfolio Manager:  Frederick Reynolds is the portfolio manager of the Reynolds Blue Chip Growth Fund. He has been the portfolio manager of the Fund since its inception in 1988.

The Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund are No-Load:  No front-end sales commissions or deferred sales charges (“loads”) are charged. Some mutual funds impose these marketing charges that are ultimately paid by the shareholder. These marketing charges are either: (1) a front-end fee or “load” in which up to 5% of a shareholder’s assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or “load” which is typically deducted from a shareholder’s account if a shareholder redeems within five years of the original investment. These fees reduce a shareholder’s return. The Reynolds Blue Chip Fund and the First American Treasury Obligations Fund are No-Load as they do not have these extra charges.

We appreciate your continued confidence in the Reynolds Blue Chip Growth Fund and would like to welcome our new shareholders.  We look forward to strong results in the future.

Sincerely,

Frederick L. Reynolds
President

____________

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Blue Chip Growth Fund unless accompanied or preceded by the Fund’s current prospectus.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by visiting www.reynoldsfunds.com or by calling 1-800-773-9665.

Investors in the Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

Market Risk – The prices of the stocks in which the Fund invests may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged.

Growth Investing Risk – The investment adviser may be wrong in its assessment of a company’s potential for growth and the growth stocks the Fund holds may not grow as the investment adviser anticipates. Finally, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Smaller and Medium Capitalization Companies Risk – The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Foreign Securities Risk – The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and different accounting methods.

Additional risks associated with investing in the Fund are as follows: Technology Companies Risk, Consumer Discretionary Companies Risk, and Portfolio Turnover Risk. For details regarding these risks, please refer to the Fund’s Prospectus or Summary Prospectus dated January 31, 2015.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.reynoldsfunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Distributed by Rafferty Capital Markets, LLC

Reynolds Blue Chip Growth Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

The Reynolds Blue Chip Growth Fund and the Standard & Poor’s 500 Index (the Blue Chip Fund’s benchmark) were both approximately unchanged during the Fund’s fiscal year (twelve months ended September 30, 2015).  Some industries that were held in the Blue Chip Fund that underperformed the Index were (1) Banks, (2) Computers, (3) Energy, (4) Insurance, (5) Railroads and (6) Semiconductors. Some of the Fund’s larger holdings underperformed the benchmark.  Some of these holdings that underperformed were: (1) Baidu, (2) Biogen Idec, (3) J. P. Morgan Chase, (4) Macy’s, and (5) Tesla.

Some of the Blue Chip Fund’s strongest industry performers during the year were: (1) Airlines, (2) Beverages, (3) Biotechnology, (4) Health, (5) Household Products, (6) Internet and (7) Restaurants. In addition, good individual stock selection was an important contributor to the Blue Chip Fund’s  performance.  Examples were: (1) Amazon, (2) American Airlines, (3) BioMarin Pharmaceuticals, (4) Celgene, (5) Chipotle Mexican Grill, (6) Costco, (7) Delta Airlines, (8) Domino’s Pizza, (9) Expedia, (10) Facebook, (11) Gilead Sciences, (12) Google, (13) Home Depot, (14) Lowes, (15) Netflix,  (16) Southwest Airlines, (17) Starbuck’s, and (18) Walt Disney.  Also, contributing positively to the Reynolds Blue Chip Growth Fund’s performance during the year were several companies held in the Fund that were acquired during the year.  An example of this was Family Dollar Stores.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN REYNOLDS BLUE CHIP GROWTH FUND AND S&P 500 INDEX(1)

AVERAGE ANNUAL TOTAL RETURN
1-YEAR	5-YEAR	10-YEAR
-1.00%	10.45%	10.48%

Past performance does not predict future performance. The graph ad the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)
The S&P 500 is the Standard & Poor’s Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Reynolds Blue Chip Growth Fund
EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Reynolds Blue Chip Growth Fund, you do not incur (except as described below) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees, but do incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bancorp Fund Services, LLC charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/01/15	Value 9/30/15	Period* 4/01/15-9/30/15
Reynolds Blue Chip Growth Fund Actual	$1,000.00	$ 940.40	$8.51
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	$8.85

*
Expenses are equal to the Fund’s annualized expense ratio of 1.75% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2015 and September 30, 2015).

Reynolds Blue Chip Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015

ASSETS:
Investments in securities, at value (cost $75,228,487)	$95,475,736
Cash	21,813,219
Receivable from investments sold	8,743,498
Prepaid expenses	50,127
Dividends receivable	32,371
Receivable from shareholders for purchases	4,945
Total assets	126,119,896
LIABILITIES:
Payable for investments purchased	11,457,770
Payable to shareholders for redemptions	98,401
Payable to adviser for management fees	96,772
Payable for distribution expenses	17,037
Other liabilities	110,266
Total Liabilities	11,780,246
NET ASSETS	$114,339,650
NET ASSETS CONSIST OF:
Capital Stock, $0.01 par value; 40,000,000 shares authorized; 2,011,436 shares outstanding	$91,557,949
Net unrealized appreciation on investments	20,247,249
Accumulated undistributed net realized gain on investments	3,354,489
Accumulated net investment loss	(820,037)
Net assets	$114,339,650
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($114,339,650 ÷ 2,011,436 shares outstanding)	$56.84

SCHEDULE OF INVESTMENTS
September 30, 2015

Shares		Value

LONG-TERM INVESTMENTS — 83.5% (a)

COMMON STOCKS — 82.6% (a)
	Aerospace & Defense — 0.8%
2,200	The Boeing Company	$288,090
900	Honeywell International, Inc.	85,221
400	L-3 Communications Holdings, Inc.	41,808
800	Lockheed Martin Corporation	165,848
700	TransDigm Group, Inc.*	148,687
1,500	United Technologies Corporation	133,485
		863,139
	Air Freight & Logistics — 0.7%
1,400	C.H. Robinson Worldwide, Inc.	94,892
2,100	Expeditors International of
	Washington, Inc.	98,805
2,300	FedEx Corporation	331,154
2,900	United Parcel Service, Inc., Class B	286,201
		811,052
	Airlines — 2.3%
5,000	Alaska Air Group, Inc.	397,250
4,100	Allegiant Travel Company	886,625
4,600	American Airlines Group, Inc.	178,618

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2015

Shares		Value

LONG-TERM INVESTMENTS — 83.5% (a) (Continued)

COMMON STOCKS — 82.6% (a) (Continued)
	Airlines — 2.3% (Continued)
700	China Southern Airlines
	Company, Ltd. — SP-ADR	$25,592
12,500	Hawaiian Holdings, Inc.*	308,500
19,800	JetBlue Airways Corporation*	510,246
1,400	Ryanair Holdings plc — SP-ADR	109,620
3,400	Southwest Airlines Company	129,336
800	Spirit Airlines, Inc.*	37,840
600	United Continental Holdings, Inc.*	31,830
2,000	Virgin America, Inc.*	68,460
		2,683,917
	Auto Components — 0.3%
900	BorgWarner, Inc.	37,431
6,000	The Goodyear Tire & Rubber Company	175,980
900	Johnson Controls, Inc.	37,224
1,300	Lear Corporation	141,414
		392,049
	Automobiles — 1.9%
1,600	Harley-Davidson, Inc.	87,840
1,400	HONDA MOTOR COMPANY, Ltd. - SP-ADR	41,860
7,700	Tesla Motors, Inc.*	1,912,680
700	TOYOTA MOTOR CORPORATION -
	SP-ADR	82,096
		2,124,476
	Banks — 1.3%
7,300	Bank of America Corporation	113,734
2,100	Bank of Hawaii Corporation	133,329
900	BB&T Corporation	32,040
3,500	Citigroup, Inc.	173,635
1,000	Citizens Financial Group, Inc.	23,860
1,200	Columbia Banking System, Inc.	37,452
1,800	Fifth Third Bancorp	34,038
6,100	JPMorgan Chase & Company	371,917
400	PNC Financial Services Group, Inc.	35,680
1,700	Signature Bank*	233,852
4,600	SunTrust Banks, Inc.	175,904
1,500	U.S. Bancorp	61,515
		1,426,956
	Beverages — 2.8%
800	Anheuser-Busch InBev N.V.- SP-ADR	85,056
2,800	Coca-Cola Bottling Company Consolidated	541,464
5,900	The Coca-Cola Company	236,708
1,700	Coca-Cola Enterprises, Inc.	82,195
1,100	Coca-Cola Femsa,
	S.A.B. de C.V. - SP-ADR	76,318
3,600	Constellation Brands, Inc., Class A	450,756
6,100	Dr Pepper Snapple Group, Inc.	482,205
500	Fomento Economico Mexicano,
	S.A.B. de C.V. - SP-ADR	44,625
3,600	Monster Beverage Corporation*	486,504
8,100	PepsiCo, Inc.	763,830
		3,249,661
	Biotechnology — 5.4%
700	AbbVie, Inc.	38,087
800	ACADIA Pharmaceuticals, Inc.*	26,456
1,200	Alder Biopharmaceuticals, Inc.*	39,312
1,900	Alexion Pharmaceuticals, Inc.*	297,141
3,500	Alkermes plc*	205,345
1,800	Alnylam Pharmaceuticals, Inc.*	144,648
1,500	Amgen, Inc.	207,480
400	Anacor Pharmaceuticals, Inc.*	47,084
3,300	Arena Pharmaceuticals, Inc.*	6,303
1,400	ARIAD Pharmaceuticals, Inc.*	8,176
2,700	Biogen Idec, Inc.*	787,887
800	BioMarin Pharmaceutical, Inc.*	84,256
7,300	Celgene Corporation*	789,641
700	Clovis Oncology, Inc.*	64,372
8,500	Gilead Sciences, Inc.	834,615
1,400	Heron Therapeutics, Inc.*	34,160
6,100	Incyte Corporation*	673,013
700	Intercept Pharmaceuticals, Inc.*	116,102
600	Intrexon Corporation*	19,080
800	Isis Pharmaceuticals, Inc.*	32,336
500	Kite Pharma, Inc.*	27,840
4,300	Medivation, Inc.*	182,750
1,400	Momenta Pharmaceuticals, Inc.*	22,974
300	Puma Biotechnology, Inc.*	22,608
1,500	Regeneron Pharmaceuticals, Inc.*	697,710
2,700	Repligen Corporation*	75,195
7,100	Sarepta Therapeutics, Inc.*	227,981
3,500	Seattle Genetics, Inc.*	134,960
900	United Therapeutics Corporation*	118,116
1,600	Vertex Pharmaceuticals, Inc.*	166,624
		6,132,252
	Building Products — 0.3%
2,000	A.O. Smith Corporation	130,380
1,100	Fortune Brands Home & Security, Inc.	52,217

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2015

Shares		Value

LONG-TERM INVESTMENTS — 83.5% (a) (Continued)
COMMON STOCKS — 82.6% (a) (Continued)

	Building Products — 0.3% (Continued)
1,500	Lennox International, Inc.	$169,995
		352,592
	Capital Markets — 2.2%
1,000	Ameriprise Financial, Inc.	109,130
3,300	The Bank of New York Mellon Corporation	129,195
300	BlackRock, Inc.	89,241
7,000	The Charles Schwab Corporation	199,920
12,700	E*TRADE Financial Corporation*	334,391
700	Financial Engines, Inc.	20,629
2,200	The Goldman Sachs Group, Inc.	382,272
9,700	Interactive Brokers Group, Inc., Class A	382,859
11,900	Morgan Stanley	374,850
8,400	SEI Investments Company	405,132
700	TD Ameritrade Holding Corporation	22,288
1,100	Virtus Investment Partners, Inc.	110,550
		2,560,457
	Chemicals — 0.4%
800	CF Industries Holdings, Inc.	35,920
1,200	The Dow Chemical Company	50,880
900	E.I. du Pont de Nemours and Company	43,380
900	Ecolab, Inc.	98,748
400	International Flavors & Fragrances, Inc.	41,304
700	LyondellBasell Industries N.V., Class A	58,352
800	The Mosaic Company	24,888
300	The Sherwin-Williams Company	66,834
		420,306
	Commercial Services & Supplies — 0.9%
9,100	Cintas Corporation	780,325
900	Republic Services, Inc.	37,080
1,000	Rollins, Inc.	26,870
1,400	Stericycle, Inc.*	195,034
600	Waste Management, Inc.	29,886
		1,069,195
	Communications Equipment — 0.6%
2,000	Brocade Communications Systems, Inc.	20,760
8,400	Cisco Systems, Inc.	220,500
4,300	Infinera Corporation*	84,108
1,500	Palo Alto Networks, Inc.*	258,000
900	QUALCOMM, Inc.	48,357
		631,725
	Construction & Engineering — 0.0%
800	Jacobs Engineering Group, Inc.*	29,944

	Consumer Finance — 0.1%
800	American Express Company	59,304

	Containers & Packaging — 0.3%
2,300	Avery Dennison Corporation	130,111
5,100	Sealed Air Corporation	239,088
		369,199
	Distributors — 0.0%
600	Genuine Parts Company	49,734

	Electrical Equipment — 0.1%
300	Acuity Brands, Inc.	52,674
1,600	SolarCity Corporation*	68,336
		121,010
	Electronic Equipment,
	Instruments & Components — 0.1%
600	OSI Systems, Inc.*	46,176
1,800	Sanmina Corporation*	38,466
700	TE Connectivity, Ltd.	41,923
		126,565
	Energy Equipment & Services — 0.1%
2,500	Baker Hughes, Inc.	130,100
800	FMC Technologies, Inc.*	24,800
		154,900
	Financial Services – Diversified — 0.6%
2,900	Berkshire Hathaway, Inc., Class B*	378,160
5,000	Nasdaq, Inc.	266,650
		644,810
	Food & Staples Retailing — 3.8%
1,600	Casey’s General Stores, Inc.	164,672
14,800	Costco Wholesale Corporation	2,139,636
13,700	CVS Health Corporation	1,321,776
400	PriceSmart, Inc.	30,936
2,200	United Natural Foods, Inc.*	106,722
4,500	Walgreens Boots Alliance, Inc.	373,950
5,500	Whole Foods Market, Inc.	174,075
		4,311,767
	Food Products — 1.4%
1,700	Campbell Soup Company	86,156
3,400	General Mills, Inc.	190,842
5,100	The Hain Celestial Group, Inc.*	263,160
600	The Hershey Company	55,128
600	Hormel Foods Corporation	37,986
1,300	The J.M. Smucker Company	148,317
700	Kellogg Company	46,585

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2015

Shares		Value

LONG-TERM INVESTMENTS — 83.5% (a) (Continued)
COMMON STOCKS — 82.6% (a) (Continued)

	Food Products — 1.4% (Continued)
1,200	Keurig Green Mountain, Inc.	$62,568
3,700	McCormick & Company, Inc.,
	Non Voting Shares	304,066
600	Mead Johnson Nutrition Company	42,240
3,600	Mondelez International, Inc., Class A	150,732
500	TreeHouse Foods, Inc.*	38,895
3,500	WhiteWave Foods Company*	140,525
		1,567,200
	Health Care Equipment & Supplies — 3.2%
17,000	Abbott Laboratories	683,740
3,800	ABIOMED, Inc.*	352,488
2,600	Becton, Dickinson and Company	344,916
2,100	DENTSPLY International, Inc.	106,197
500	DexCom, Inc.*	42,930
5,000	Edwards Lifesciences Corporation*	710,850
8,800	Hologic, Inc.*	344,344
500	ICU Medical, Inc.*	54,750
8,000	IDEXX Laboratories, Inc.*	594,000
2,200	Medtronic plc	147,268
1,800	Sirona Dental Systems, Inc.*	168,012
700	Stryker Corporation	65,870
1,000	Zimmer Holdings, Inc.	93,930
		3,709,295
	Health Care Providers & Services — 3.1%
1,600	Acadia Healthcare Company, Inc.*	106,032
400	Adeptus Health, Inc., Class A*	32,304
3,500	Aetna, Inc.	382,935
2,800	AmerisourceBergen Corporation	265,972
8,100	AMN Healthcare Services, Inc.*	243,081
4,700	Anthem, Inc.	658,000
600	Cigna Corporation	81,012
3,700	Express Scripts Holding Company*	299,552
800	Fresenius Medical Care AG
	& Company KGaA - ADR	31,208
700	Health Net, Inc.*	42,154
1,300	Henry Schein, Inc.*	172,536
2,600	Humana, Inc.	465,400
500	Molina Healthcare, Inc.*	34,425
1,900	Quest Diagnostics, Inc.	116,793
4,600	UnitedHealth Group, Inc.	533,646
1,000	Universal Health Services, Inc., Class B	124,810
		3,589,860
	Health Care Technology — 0.4%
2,000	Allscripts Healthcare Solutions, Inc.*	24,800
1,000	athenahealth, Inc.*	133,350
4,100	Cerner Corporation*	245,836
		403,986
	Hotels, Restaurants & Leisure — 6.3%
1,600	Buffalo Wild Wings, Inc.*	309,488
3,200	Carnival Corporation	159,040
1,600	Chipotle Mexican Grill, Inc.*	1,152,400
300	Cracker Barrel Old Country Store, Inc.	44,184
2,600	Darden Restaurants, Inc.	178,204
12,400	Domino’s Pizza, Inc.	1,338,084
1,100	Dunkin’ Brands Group, Inc.	53,900
700	Hyatt Hotels Corporation, Class A*	32,970
6,000	Marriott International, Inc., Class A	409,200
2,100	McDonald’s Corporation	206,913
300	Norwegian Cruise Line Holdings, Ltd.*	17,190
3,500	Panera Bread Company, Class A*	676,935
4,500	Papa John’s International, Inc.	308,160
19	Restaurant Brands International L.P.	666
3,700	Royal Caribbean Cruises, Ltd.	329,633
700	Shake Shack, Inc., Class A*	33,180
32,100	Starbucks Corporation	1,824,564
500	Wyndham Worldwide Corporation	35,950
700	Yum! Brands, Inc.	55,965
		7,166,626
	Household Durables — 0.2%
400	Harman International Industries, Inc.	38,396
2,900	Jarden Corporation*	141,752
400	The Ryland Group, Inc.	16,332
800	SONY CORPORATION - SP-ADR	19,600
		216,080
	Household Products — 1.1%
4,100	The Clorox Company	473,673
5,200	Colgate-Palmolive Company	329,992
500	Energizer Holdings, Inc.	19,355
1,000	Kimberly-Clark Corporation	109,040
3,900	The Procter & Gamble Company	280,566
400	WD-40 Company	35,628
		1,248,254
	Industrial Conglomerates — 0.1%
600	3M Company	85,062
2,800	General Electric Company	70,616
		155,678

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2015

Shares		Value

LONG-TERM INVESTMENTS — 83.5% (a) (Continued)
COMMON STOCKS — 82.6% (a) (Continued)

	Insurance — 1.1%
700	The Allstate Corporation	$40,768
2,700	American Financial Group, Inc.	186,057
4,800	American International Group, Inc.	272,736
600	AmTrust Financial Services, Inc.	37,788
4,000	China Life Insurance Company, Ltd. - ADR	69,520
1,700	Marsh & McLennan Companies, Inc.	88,774
1,100	Prudential Financial, Inc.	83,831
6,000	Torchmark Corporation	338,400
1,200	The Travelers Companies, Inc.	119,436
		1,237,310
	Internet & Catalog Retail — 7.6%
8,200	Amazon.com, Inc.*	4,197,498
1,500	Etsy, Inc.*	20,535
2,600	Expedia, Inc.	305,968
4,100	Groupon, Inc.*	13,366
900	Liberty Interactive Corporation, Class A*	23,607
29,900	Netflix, Inc.*	3,087,474
600	The Priceline Group, Inc.*	742,116
4,800	TripAdvisor, Inc.*	302,496
		8,693,060
	Internet Software & Services — 6.1%
4,200	Akamai Technologies, Inc.*	290,052
2,900	Baidu, Inc. - SP-ADR*	398,489
3,400	EarthLink Holdings Corporation	26,452
9,600	eBay, Inc.*	234,624
8,100	Facebook, Inc., Class A*	728,190
1,700	Google, Inc., Class A*	1,085,229
4,050	Google, Inc., Class C*	2,464,101
1,700	GTT Communications, Inc.*	39,542
1,600	HomeAway, Inc.*	42,464
2,900	IAC/InterActiveCorp	189,283
800	LinkedIn Corporation, Class A*	152,104
5,400	Monster Worldwide, Inc.*	34,668
2,100	NetEase, Inc. - ADR	252,252
3,900	Twitter, Inc.*	105,066
6,700	VeriSign, Inc.*	472,752
1,000	WebMD Health Corporation*	39,840
3,200	Yahoo!, Inc.*	92,512
1,200	Youku Tudou, Inc. - ADR*	21,156
700	YY, Inc. - ADR*	38,178
7,900	Zillow Group, Inc., Class C*	213,300
2,800	Zillow Group, Inc., Class A*	80,444
		7,000,698
	IT Services — 4.0%
400	Alliance Data Systems Corporation*	103,592
1,200	Automatic Data Processing, Inc.	96,432
2,000	Broadridge Financial Solutions, Inc.	110,700
2,700	Cognizant Technology Solutions
	Corporation, Class A*	169,047
700	Computer Sciences Corporation	42,966
4,200	DST Systems, Inc.	441,588
11,600	Fiserv, Inc.*	1,004,676
4,600	Gartner, Inc.*	386,078
6,000	Infosys, Ltd. - SP-ADR	114,540
400	International Business
	Machines Corporation	57,988
1,100	InterXion Holding N.V.*	29,788
7,100	MasterCard, Inc., Class A	639,852
3,900	Paychex, Inc.	185,757
6,600	PayPal Holdings, Inc.*	204,864
5,000	Sabre Corporation	135,900
11,900	Visa, Inc., Class A	828,954
		4,552,722
	Life Sciences Tools & Services — 0.7%
1,100	Agilent Technologies, Inc.	37,763
1,100	Bio-Techne Corporation	101,706
700	Cambrex Corporation*	27,776
1,000	Illumina, Inc.*	175,820
600	Thermo Fisher Scientific, Inc.	73,368
3,200	Waters Corporation*	378,272
		794,705
	Machinery — 0.3%
2,500	Snap-On, Inc.	377,350
	Media — 2.1%
300	Charter Communications, Inc., Class A*	52,755
2,900	Comcast Corporation, Class A	164,952
800	DISH Network Corporation, Class A*	46,672
3,700	The Interpublic Group of Companies, Inc.	70,781
65	Liberty Global plc LiLAC, Class A*	2,190
1,316	Liberty Global plc, Class A*	56,509
1,100	Liberty Media Corporation, Class A*	39,292
1,300	Morningstar, Inc.	104,338
300	Omnicom Group, Inc.	19,770

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2015

Shares		Value

LONG-TERM INVESTMENTS — 83.5% (a) (Continued)
COMMON STOCKS — 82.6% (a) (Continued)

	Media — 2.1% (Continued)
9,500	Starz, Class A*	$354,730
600	Time Warner Cable, Inc.	107,622
700	Time Warner, Inc.	48,125
2,500	Viacom, Inc., Class B	107,875
12,200	The Walt Disney Company	1,246,840
		2,422,451
	Metals & Mining — 0.1%
9,100	Freeport-McMoRan, Inc.	88,179
	Multiline Retail — 1.1%
700	Big Lots, Inc.	33,544
500	Dillard’s, Inc., Class A	43,695
7,400	Dollar General Corporation	536,056
2,100	Macy’s, Inc.	107,772
4,400	Nordstrom, Inc.	315,524
2,800	Target Corporation	220,248
		1,256,839
	Oil, Gas & Consumable Fuels — 0.1%
600	Anadarko Petroleum Corporation	36,234
1,200	Carrizo Oil & Gas, Inc.*	36,648
800	Newfield Exploration Company*	26,320
500	Pioneer Natural Resources Company	60,820
		160,022
	Personal Products — 0.1%
400	The Estee Lauder Companies, Inc., Class A	32,272
900	Unilever N.V.	36,180
		68,452
	Pharmaceuticals — 3.2%
884	Allergan plc*	240,280
7,300	Bristol-Myers Squibb Company	432,160
4,300	Dr. Reddy’s Laboratories, Ltd. - ADR	274,813
4,600	Eli Lilly and Company	384,974
500	Endo International plc*	34,640
1,500	GlaxoSmithKline plc - SP-ADR	57,675
1,600	Horizon Pharma plc*	31,712
3,000	Jazz Pharmaceuticals plc*	398,430
8,200	Johnson & Johnson	765,470
700	Mallinckrodt plc*	44,758
3,200	Merck & Company, Inc.	158,048
600	Novartis AG - SP-ADR	55,152
300	Perrigo Company plc	47,181
19,900	Pfizer, Inc.	625,059
900	Sanofi - ADR	42,723
300	Shire plc- ADR	61,569
		3,654,644
	Professional Services — 0.3%
1,700	Equifax, Inc.	165,206
800	Manpowergroup, Inc.	65,512
700	Towers Watson & Company, Clas A	82,166
500	Verisk Analytics, Inc., Class A*	36,955
		349,839
	Road & Rail — 0.2%
800	Avis Budget Group, Inc.*	34,944
3,000	Hertz Global Holdings, Inc.*	50,190
700	Norfolk Southern Corporation	53,480
900	Saia, Inc.*	27,855
800	Union Pacific Corporation	70,728
		237,197
	Semiconductors & Semiconductor
	Equipment — 1.9%
700	Altera Corporation	35,056
1,000	Ambarella, Inc.*	57,790
2,600	Analog Devices, Inc.	146,666
1,700	ARM Holdings plc - SP-ADR	73,525
1,300	ASML Holding N.V.	114,374
900	Atmel Corporation	7,263
600	Avago Technologies, Ltd.	75,006
20,700	Axcelis Technologies, Inc.*	55,269
800	Broadcom Corporation, Class A	41,144
700	EZchip Semiconductor Ltd.*	17,612
3,200	First Solar, Inc.*	136,800
10,100	Intel Corporation	304,414
2,000	Lam Research Corporation	130,660
900	Linear Technology Corporation	36,315
1,100	Maxim Integrated Products, Inc.	36,740
3,900	Micron Technology, Inc.*	58,422
4,600	NVIDIA Corporation	113,390
1,200	OmniVision Technologies, Inc.*	31,512
800	Qorvo, Inc.*	36,040
500	Silicon Motion Technology
	Corporation - ADR	13,655
6,000	Skyworks Solutions, Inc.	505,260
800	SunPower Corporation*	16,032
1,500	Texas Instruments, Inc.	74,280
1,800	Trina Solar, Ltd. - SP-ADR*	16,146

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2015

Shares		Value

LONG-TERM INVESTMENTS — 83.5% (a) (Continued)
COMMON STOCKS — 82.6% (a) (Continued)

	Semiconductors & Semiconductor
	Equipment — 1.9% (Continued)
1,900	Ultratech, Inc.*	$30,438
900	Xilinx, Inc.	38,160
		2,201,969
	Software — 4.2%
4,100	Activision Blizzard, Inc.	126,649
4,500	Adobe Systems, Inc.*	369,990
1,800	Autodesk, Inc.*	79,452
,500	Cadence Design Systems, Inc.*	113,740
6,200	Check Point Software Technologies, Ltd.*	491,846
2,300	Citrix Systems, Inc.*	159,344
800	CommVault Systems, Inc.*	27,168
1,300	CyberArk Software, Ltd.*	65,182
700	Ebix, Inc.	17,472
3,000	Electronic Arts, Inc.*	203,250
6,400	FactSet Research Systems, Inc.	1,022,784
2,500	Fair Isaac Corporation	211,250
5,600	Fortinet, Inc.*	237,888
800	Imperva, Inc.*	52,384
500	Intuit, Inc.	44,375
1,200	Manhattan Associates, Inc.*	74,760
9,700	Microsoft Corporation	429,322
300	MicroStrategy, Inc., Class A*	58,941
1,200	Oracle Corporation	43,344
3,700	Salesforce.com, Inc.*	256,891
700	SolarWinds, Inc.*	27,468
7,700	Synopsys, Inc.*	355,586
1,000	Take-Two Interactive Software, Inc.*	28,730
1,100	The Ultimate Software Group, Inc.*	196,911
1,000	VMware, Inc., Class A*	78,790
		4,773,517
	Specialty Retail — 4.7%
1,900	AutoNation, Inc.*	110,542
1,500	AutoZone, Inc.*	1,085,745
5,200	Best Buy Company, Inc.	193,024
5,600	CarMax, Inc.*	332,192
2,400	Dick’s Sporting Goods, Inc.	119,064
3,700	Foot Locker, Inc.	266,289
400	Group 1 Automotive, Inc.	34,060
2,400	The Home Depot, Inc.	277,176
400	Lithia Motors, Inc., Class A	43,244
9,200	Lowe’s Companies, Inc.	634,064
5,200	Office Depot, Inc.*	33,384
1,600	O’Reilly Automotive, Inc.*	400,000
800	Restoration Hardware Holdings, Inc.*	74,648
13,400	Ross Stores, Inc.	649,498
6,000	The TJX Companies, Inc.	428,520
4,900	Tractor Supply Company	413,168
800	Ulta Salon, Cosmetics & Fragrance, Inc.*	130,680
1,500	Williams-Sonoma, Inc.	114,525
		5,339,823
	Technology Hardware,
	Storage & Peripherals — 1.8%
17,900	Apple, Inc.	1,974,370
600	NCR Corporation*	13,650
900	QLogic Corporation*	9,225
1,300	SanDisk Corporation	70,629
900	Seagate Technology plc	40,320
		2,108,194
	Telecommunication Services –
	Diversified — 0.1%
2,700	Alaska Communications
	Systems Group, Inc.*	5,913
3,100	AT&T Inc.	100,998
600	Level 3 Communications, Inc.*	26,214
		133,125
	Textiles, Apparel & Luxury Goods — 1.8%
1,200	Coach, Inc.	34,716
600	G-III Apparel Group, Ltd.*	36,996
1,400	Hanesbrands, Inc.	40,516
1,700	Michael Kors Holdings, Ltd.*	71,808
6,300	NIKE, Inc., Class B	774,711
1,100	Ralph Lauren Corporation	129,976
8,700	Under Armour, Inc., Class A*	841,986
2,500	VF Corporation	170,525
		2,101,234
	Thrifts & Mortgage Finance — 0.0%
4,000	MGIC Investment Corporation*	37,040

	Tobacco — 0.1%
3,325	Vector Group, Ltd.	75,178

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2015

Shares		Value

LONG-TERM INVESTMENTS — 83.5% (a) (Continued)
COMMON STOCKS — 82.6% (a) (Continued)

	Wireless Telecommunication
	Services — 0.2%
900	China Mobile, Ltd. - SP-ADR	$53,550
1,600	T-Mobile US, Inc.*	63,696
1,700	Vodafone Group plc -SP-ADR	53,958
		171,204
	TOTAL COMMON STOCKS
	(cost $74,154,305)	94,476,741

PUBLICLY TRADED PARTNERSHIPS — 0.2% (a)
	Capital Markets — 0.2%
5,800	The Blackstone Group L.P.	183,686
	TOTAL PUBLICLY
	TRADED PARTNERSHIPS
	(cost $228,204)	183,686

REITS — 0.7% (a)
	Real Estate Investment Trusts — 0.7%
800	American Tower Corporation	70,384
500	Boston Properties, Inc.	59,200
125	Care Capital Properties, Inc.	4,116
1,000	Digital Realty Trust, Inc.	65,320
600	Equinix, Inc.	164,040
800	HCP, Inc.	29,800
1,300	Iron Mountain, Inc.	40,326
1,000	Public Storage	211,630
900	Regency Centers Corporation	55,935
800	SL Green Realty Corporation	86,528
500	Ventas, Inc.	28,030
		815,309
	TOTAL REITS
	(cost $845,978)	815,309
	TOTAL INVESTMENTS — 83.5% (a)
	(cost $75,228,487)	95,475,736
	Cash and receivables,
	less liabilities — 16.5% (a)	18,863,914
	TOTAL NET ASSETS — 100.0%	$114,339,650

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.

ADR – Unsponsored American Depositary Receipt
AG – German Corporation
KGaA – German Limited Partnership
L.P. – Limited Partnership
N.V. – Dutch Public Limited Liability Co.
plc – Public Limited Company
S.A.B. de C.V. – Sociedad Anonima Bursetil de Capital Variable
SP-ADR – Sponsored American Depositary Receipt

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC. GICS® is a service mark of MSCI & S&P and has been licensed for use by U.S. Bancorp Funds Services, LLC. For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2015

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $5,533)	$1,302,573
Total investment income	1,302,573
EXPENSES:
Management fees	1,379,025
Distribution fees	179,867
Transfer agent fees	140,294
Administrative services	131,117
Shareholder Servicing Fees	109,878
Custodian fees	103,018
Accounting services	71,312
Insurance expense	71,227
Professional fees	56,201
Registration fees	30,122
Printing and postage expense	25,501
Board of Directors fees	25,000
Chief Compliance Officer fees	25,000
Overdraft fees	315
Other expenses	10,297
Total expenses	2,358,174
NET INVESTMENT LOSS	(1,055,601)
NET REALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	18,435,337
NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(17,280,439)
NET GAIN ON INVESTMENTS	1,154,898
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$99,297

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2015 and 2014

	2015	2014
OPERATIONS:
Net investment loss	$(1,055,601)	$(1,274,785)
Net realized gain on investments and foreign currency transactions	18,435,337	36,109,347
Net change in unrealized depreciation on investments and foreign currency transactions	(17,280,439)	(13,952,558)
Net increase in net assets resulting from operations	99,297	20,882,004
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net capital gains ($18.93395 per share and $3.37552 per share, respectively)	(37,422,133)	(9,569,666)
FUND SHARE ACTIVITIES:
Proceeds from shares issued (198,094 and 368,942 shares, respectively)	12,710,461	27,454,429
Net asset value of shares issued in distributions reinvested (592,591 and 122,033 shares, respectively)	34,891,785	9,048,741
Cost of shares redeemed (926,935 and 1,224,594 shares, respectively)	(58,870,185)	(90,763,759)
Net decrease in net assets derived from Fund share activities	(11,267,939)	(54,260,589)
TOTAL DECREASE IN NET ASSETS	(48,590,775)	(42,948,251)
NET ASSETS AT THE BEGINNING OF THE YEAR	162,930,425	205,878,676
NET ASSETS AT THE END OF THE YEAR (Includes accumulated net
investment loss of $(820,037) and $(78), respectively)	$114,339,650	$162,930,425

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Year Ended September 30,
	2015	2014	2013	2012	2011
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$75.86	$71.45	$58.97	$46.50	$48.29
Income from investment operations:
Net investment loss (a)	(0.49)	(0.49)	(0.14)	(0.19)	(0.27)
Net realized and unrealized gains (losses) on investments	0.40	8.28	13.25	12.66	(1.52)
Total from investment operations	(0.09)	7.79	13.11	12.47	(1.79)
Less distributions:
Distributions from net capital gains	(18.93)	(3.38)	(0.63)	—	—
Total from distributions	(18.93)	(3.38)	(0.63)	—	—
Net asset value, end of year	$56.84	$75.86	$71.45	$58.97	$46.50
TOTAL RETURN	(1.00%)	11.01%	22.50%	26.82%	(3.71%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$114,340	$162,930	$205,879	$186,073	$199,183
Ratio of expenses to average net assets	1.71%	1.59%	1.58%	1.53%	1.55%
Ratio of net investment loss to average net assets	(0.77%)	(0.65%)	(0.21%)	(0.34%)	(0.49%)
Portfolio turnover rate	272%	102%	133%	99%	55%

(a)	Amount calculated based on average shares outstanding throughout the year.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2015

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the “Company”), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. This Company consists of one fund: the Reynolds Blue Chip Growth Fund (the “Fund”). The Company was incorporated under the laws of Maryland on April 28, 1988.

The investment objective of the Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly referred to as “blue chip” companies.

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Fund.

(a)  Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”), or if no sale is reported, the latest bid price. Securities which are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

(1)	Summary of Significant Accounting Policies — (Continued)

a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

Under accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1—	Valuations based on unadjusted quoted prices in active markets for identical assets.
Level 2—	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3—	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of September 30, 2015, based on the inputs used to value them:

Valuation Inputs	Investments in Securities
Level 1—Common Stocks	$94,476,741
Publicly Traded Partnerships	183,686
REITS	815,309
Total Level 1	95,475,736
Level 2—None	—
Level 3—None	—
Total	$95,475,736	*

It is the Fund’s policy to recognize transfers between levels at the end of the reporting period. For the year ended September 30, 2015, there were no transfers between levels. During the fiscal year ended September 30, 2015, the Fund disposed of a security, which had been previously classified as a Level 3 as of September 30, 2014, from its records at a value of zero.  As a result, the Fund incurred a realized loss of $72,115.

*	Please refer to the Schedule of Investments to view common stocks, publicly traded partnerships and REITS segregated by industry type.

(b)  Investment transactions are accounted for on a trade date basis for financial reporting purposes. Net realized gains and losses on sales of securities are computed on the highest amortized cost basis.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

(1)	Summary of Significant Accounting Policies — (Continued)

(c)  The Fund records dividend income on the ex-dividend date and interest income on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

(d)  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2015, the following table shows the reclassifications made:

Accumulated Net	Accumulated Undistributed Net
Investment Loss	Realized Gain on Investments	Capital Stock
$235,642	$(8,833,248)	$8,597,606

(e)  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)  No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(g)  The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements as of and for the year ended September 30, 2015. Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2015, open Federal tax years include the tax years ended September 30, 2012 through 2015. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations. During the year ended September 30, 2015, the Fund did not incur any interest or penalties. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)  The Fund’s cash is held in accounts with balances which may exceed the amount of related federal insurance.  The Fund has not experienced any loss in such accounts and believes it is not exposed to significant credit risk.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Reynolds Capital Management, LLC (“RCM”), to serve as investment adviser and manager. The sole owner of RCM is Mr. Frederick L. Reynolds. Mr. Reynolds is also an officer and interested director of the Fund. Under the terms of the agreement, the Fund will pay RCM a monthly management fee at the annual rate of 1.00% of the daily net assets.

The agreement further stipulates that RCM will reimburse the Fund for all expenses exceeding 2.00% of its daily average net assets (excluding interest, taxes, brokerage commissions and extraordinary items). The Fund is not obligated to reimburse RCM for any expenses reimbursed in previous fiscal years. No such reimbursements were required for the year ended September 30, 2015.

The Fund has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year, and may be less than the maximum amount allowed by the Plan.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties — (Continued)

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

(3)	Distributions to Shareholders —
Net investment income and net realized gains, if any, for the Fund are distributed to shareholders at least annually and are recorded on the ex-dividend date.
(4)	Investment Transactions —

For the year ended September 30, 2015, purchases and proceeds of sales of investment securities (excluding short-term securities) were $341,540,378 and $363,354,534, respectively.  There were no purchases or sales of U.S. Government securities.

(5)	Income Tax Information —
The following information for the Fund is presented on an income tax basis as of September 30, 2015:

Tax cost of investments	$78,723,443
Gross tax unrealized appreciation	$22,008,762
Gross tax unrealized depreciation	(5,256,469)
Net unrealized appreciation	$16,752,293
Distributable ordinary income	$—
Distributable long term capital gains	6,849,445
Total distributable earnings	$6,849,445
Other accumulated losses	$(820,037)
Total accumulated gain	$22,781,701

The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.
The tax components of dividends paid during the years ended September 30, 2015 and 2014 are:

September 30, 2015		September 30, 2014
Ordinary Income	Long-Term Capital	Ordinary Income	Long-Term Capital
Distributions	Gains Distributions	Distributions	Gains Distributions
$2,431,799	$34,990,334	$1,157,907	$8,411,759

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2015.

As of September 30, 2015, the Fund did not have a post-October capital loss or a capital loss carryforward. The Fund had a late year ordinary loss of $820,037.

Reynolds Blue Chip Growth Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
  Reynolds Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reynolds Funds, Inc. comprising Reynolds Blue Chip Growth Fund (the “Fund”) as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reynolds Blue Chip Growth Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
November 24, 2015

Reynolds Blue Chip Growth Fund
DIRECTORS AND OFFICERS (Unaudited)

Other
		Term of		# of Funds	Directorships
	Position(s)	Office and		in Complex	Held by
Name, Age	Held with	Length of	Principal Occupation(s)	Overseen	Director
and Address	the Fund	Time Served	During Past Five Years	by Director	or Officer

Non-Interested Directors:
Thomas F. Gilbertson, 72	Director	Indefinite Term	Mr. Gilbertson is an entrepreneur that owns	1	None
1312 Murex Drive		Since March	and operates restaurants in Naples, Florida.
Naples, FL 34102		2015

Robert E. Stauder, 85	Director	Indefinite Term	Mr. Stauder is retired. He was a principal of	1	None
436 Casabonne Lane		Since 1988	Robinson Mills + Williams, an architectural
Sonoma, CA 95476			and interior design firm, from 1991 until 1996.

Interested Director:
Frederick L. Reynolds,* 73	Director,	Indefinite Term	Mr. Reynolds is the sole owner of	1	None
3565 South Las Vegas		Since 1988	the Adviser, which business commenced in 1985.
Blvd. #403	President	One Year Term
Las Vegas, NV 89109	and	Since 1988
Treasurer

Other Officer:
N. Lynn Bowley, 57	Chief	At Discretion	Mr. Bowley has been a Compliance Officer for	N/A	None
Northern Lights	Compliance	of Board	Northern Lights Compliance Services, LLC,
Compliance Services, LLC	Officer	Since 2007	(f/k/a) Fund Compliance Services, LLC, since
17605 Wright Street			2007.
Omaha, NE 68130

____________
*
Mr. Reynolds is the only interested director of the Company as that term is defined in the Investment Company Act of 1940.  Mr. Reynolds is an interested director of the Company by reason of his being an officer of the Company and the sole owner of the investment adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.reynoldsfunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website.  The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Reynolds Funds, Inc.

PRIVACY POLICY (Unaudited)

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence or conversations.
•	Information about your transactions with us, our affiliates, or others.
We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-773-9665 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

QUALIFIED DIVIDEND INCOME/DIVIDEND RECEIVED DEDUCTION (Unaudited)

The Fund designated 71% of dividends declared and paid during the year ended September 30, 2015 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

Corporate shareholders may be eligible for a dividend received deduction for certain ordinary income distributions paid by the Fund.  The Fund designated 64% of dividends declared and paid during the year ended September 30, 2015 from net investment income as qualifying for the dividends received deduction.  The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

REYNOLDS BLUE CHIP GROWTH FUND

c/o U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

Board of Directors

THOMAS F. GILBERTSON
FREDERICK L. REYNOLDS
ROBERT E. STAUDER

Investment Adviser

REYNOLDS CAPITAL MANAGEMENT, LLC
3565 South Las Vegas Boulevard, #403
Las Vegas, Nevada 89109

Transfer Agent,
Dividend Disbursing Agent,
Administrator and Accountant

U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-773-9665
or 1-800-7REYNOLDS

Custodian

U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm

COHEN FUND AUDIT SERVICES, LTD.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Distributor

RAFFERTY CAPITAL MARKETS, LLC
1010 Franklin Avenue
Garden City, New York 11530

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2015	FYE 9/30/2014
Audit Fees	15,000	15,000
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2015	FYE 9/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2015	FYE 9/30/2014
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Reynolds Funds, Inc.

By (Signature and Title)*                   /s/ Frederick L. Reynolds
Frederick L. Reynolds, President and Treasurer

Date                          12/2/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Frederick L. Reynolds
Frederick L. Reynolds, President and Treasurer

Date                 12/2/2015

* Print the name and title of each signing officer under his or her signature.